Exhibit 99.2 July 24, 2019 Second Quarter 2019 Earnings Summary & Revised Guidance Martin Midstream Partners L.P. – NASDAQ: MMLP

LEGAL NOTICE Use of Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures such as EBITDA and Adjusted EBITDA. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States (GAAP). A reconciliation of non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with GAAP is set forth in the Appendix of this presentation or on our web site at www.MMLP.com MMLP’s management believes that these non-GAAP financial measures may provide useful information to investors regarding MMLP’s financial condition and results of operations as they provide another measure of the profitability and ability to service its debt and are considered important measures by financial analysts covering MMLP and its peers. Forward Looking Statements Statements included that are not historical facts (including any statements concerning plans and objectives of management for future operations or economic performance or assumptions or forecasts related thereto), are forward-looking statements. These statements can be identified by the use of forward-looking terminology including “forecast,” “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “continue,” or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other “forward-looking” information. We and our representatives may from time to time make other oral or written statements that are also forward-looking statements. These forward-looking statements are based upon management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting us and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons. A discussion of these factors, including risks and uncertainties, is set forth in Martin Midstream Partners L.P.’s annual and quarterly reports filed from time to time with the Securities and Exchange Commission. Martin Midstream Partners L.P. expressly disclaims any intention or obligation to revise or update any forward- looking statements whether as a result of new information, future events, or otherwise, except as required by law. 2

MMLP 2Q 2019 ADJUSTED EBITDA COMPARISON TO GUIDANCE

$ millions

	Terminalling & Storage	Natural Gas Liquids	Transportation	Sulfur Services	SG&A	Interest Expense	2Q 2019
Net income (loss)	$4.4	$(183.9)	$3.3	$5.3	$(5.3)	$(15.0)	**$(191.2)**
Interest expense add back	--	--	--	--	--	$15.0	**$15.0**
Depreciation and amortization	$7.9	$4.8	$3.7	$2.8	--	--	**$19.2**
Loss on sale of property, plant and equipment	--	$178.8	$1.7	--	--	--	**$180.5**
Non-cash insurance related accruals	--	$3.2	--	$0.5	--	--	**$3.7**
Lower of costs or market adjustments	--	$0.3	--	--	--	--	**$0.3**
Unrealized mark-to-market on commodity derivatives	--	$2.2	--	--	--	--	**$2.2**
Unit-based compensation	--	--	--	--	$0.4	--	**$0.4**
Income tax expense	--	--	--	--	$0.6	--	**$0.6**
Adjusted EBITDA	**$12.3**	**$5.4**	**$8.7**	**$8.6**	**$(4.3)**	**$0.0**	**$30.7**

Terminalling & Storage	2019E Guidance	2Q19 Guidance	2Q19 Actual
Smackover Refinery	$20.3	$5.1	$5.3
Martin Lubricants	$12.7	$3.7	$3.8
Specialty Terminals	$11.0	$3.1	$2.6
Shore-Based Terminals	$4.7	$2.5	$0.6
Total T&S	**$48.7**	**$14.4**	**$12.3**

Transportation	2019E Guidance	2Q19 Guidance	2Q19 Actual
Land	$23.5	$5.8	$5.1
Marine	$13.3	$3.2	$3.6
Total Transportation	**$36.8**	**$9.0**	**$8.7**

Natural Gas Liquids	2019E Guidance	2Q19 Guidance	2Q19 Actual
Butane	$14.9	$1.3	$(0.8)
Cardinal	$10.8	$5.1	$5.6
Natural Gasoline	$5.2	$0.9	$0.8
Propane	$2.2	$0.1	$(0.2)
Total NGLs	**$33.1**	**$7.4**	**$5.4**

Sulfur Services	2019E Guidance	2Q19 Guidance	2Q19 Actual
Fertilizer	$15.5	$7.2	$5.7
Sulfur Prilling	$6.3	$2.0	$1.7
Molten Sulfur	$4.7	$1.5	$1.2
Total Sulfur Services	**$26.5**	**$10.7**	**$8.6**
Unallocated SG&A	**$(16.3)**	**$(4.0)**	**$(4.3)**
Total Adjusted EBITDA	**$128.8**	**$37.5**	**$30.7**

3

MMLP 2019E ADJUSTED EBITDA REVISED GUIDANCE RECONCILIATION

$ millions

	Terminalling & Storage	Natural Gas Liquids	Transportation Services	Sulfur Services	SG&A	Interest Expense	2019E
Net Income (loss)	$15.7	$(149.5)	$22.4	$15.9	$(18.9)	$(53.5)	**$(167.9)**
Interest expense add back	--	--	--	--	--	$53.5	**$53.5**
Depreciation and amortization	$33.0	$12.5	$12.7	$10.1	--	--	**$68.3**
Loss on sale of property, plant and equipment	--	$164.5	$1.7	--	--	--	**$166.2**
Non-cash insurance related accruals	--	$3.2	--	$0.5	--	--	**$3.7**
Lower of costs or market adjustments	--	$0.3	--	--	--	--	**$0.3**
Unrealized mark-to-market on commodity derivatives	--	$2.1	--	--	--	--	**$2.1**
Unit-based compensation	--	--	--	--	$0.7	--	**$0.7**
Transaction cost associated with acquisitions	--	--	--	--	$0.2	--	**$0.2**
Income tax expense	--	--	--	--	$1.7	--	**$1.7**
Adjusted EBITDA	**$48.7**	**$33.1**	**$36.8**	**$26.5**	**$(16.3)**	**$0.0**	**$128.8**

Terminalling & Storage	1Q19A	2Q19A	3Q19E	4Q19E	2019E
Smackover Refinery	$5.0	$5.3	$4.9	$5.1	**$20.3**
Martin Lubricants	$2.5	$3.8	$3.8	$2.6	**$12.7**
Specialty Terminals	$3.1	$2.6	$2.3	$3.0	**$11.0**
Shore-Based Terminals	$2.3	$0.6	$0.9	$0.9	**$4.7**
Total T&S	**$12.9**	**$12.3**	**$11.9**	**$11.6**	**$48.7**

Transportation	1Q19A	2Q19A	3Q19E	4Q19E	2019E
Land	$5.1	$5.1	$6.6	$6.7	**$23.5**
Marine	$2.7	$3.6	$3.4	$3.6	**$13.3**
Total Transportation	**$7.8**	**$8.7**	**$10.0**	**$10.3**	**$36.8**

Natural Gas Liquids	1Q19A	2Q19A	3Q19E	4Q19E	2019E
Butane	$(2.2)	$(0.8)	$(0.5)	$18.4	**$14.9**
Cardinal	$5.2	$5.6	$0.0	$0.0	**$10.8**
Natural Gasoline	$2.8	$0.8	$0.7	$0.9	**$5.2**
Propane	$1.6	$(0.2)	$0.1	$0.7	**$2.2**
Total NGLs	**$7.4**	**$5.4**	**$0.3**	**$20.0**	**$33.1**

Sulfur Services	1Q19A	2Q19A	3Q19E	4Q19E	2019E
Fertilizer	$3.2	$5.7	$4.6	$2.0	$15.5
Sulfur Prilling	$1.4	$1.7	$0.8	$0.8	$4.7
Molten Sulfur	$2.1	$1.2	$1.5	$1.5	$6.3
Total Sulfur Services	**$6.7**	**$8.6**	**$6.9**	**$4.3**	**$26.5**
Unallocated SG&A	$(4.0)	$(4.3)	$(4.0)	$(4.0)	**$(16.3)**
Total Adjusted EBITDA	**$30.8**	**$30.7**	**$25.1**	**$42.2**	**$128.8**

4

Strong Fee-Based Contract Mix Terminalling & Storage • Fee-based contracts for traditional storage assets –Specialty and Marine Shore-Based Terminals (with minimum volume commitments) • Fee-based, long-term tolling agreement for Smackover Refinery (with guaranteed minimum volume) • Margin-based, lubricants contracts/revenue Natural Gas Liquids • Margin-based, wholesale NGLs Transportation Fixed Fee Margin • Fee-based, day-rate marine contracts • Fee-based, line-haul land rates Sulfur Services 67% • Fee-based, multi-year “take-or-pay” contracts for prilling assets • Fee-based molten sulfur transportation and handling contract • Margin-based fertilizer contracts/revenue 33% 5

Fee-based Cash Flow Reconciliation 1Q19A 2Q19A 3Q19E 4Q19E 2019E Terminalling & Storage Smackover Refinery $ 5.0 $ 5.3 $ 4.9 $ 5.1 $ 20.3 Fixed Fee Martin Lubricants $ 2.5 $ 3.8 $ 3.8 $ 2.6 $ 12.7 Margin Specialty Terminals $ 3.1 $ 2.6 $ 2.3 $ 3.0 $ 11.0 Fixed Fee Shore Based Lubricants $ 0.4 $ 0.3 $ 0.6 $ 0.6 $ 1.9 Margin Shore Based Terminals $ 1.9 $ 0.3 $ 0.3 $ 0.3 $ 2.8 Fixed Fee Total T&S $ 12.9 $ 12.3 $ 11.9 $ 11.6 $ 48.7 Natural Gas Liquids Butane $ (2.2) $ (0.8) $ (0.5) $ 18.4 $ 14.9 Margin Cardinal $ 5.2 $ 5.6 $ - $ - $ 10.8 Fixed Fee Natural Gasoline $ 2.8 $ 0.8 $ 0.7 $ 0.9 $ 5.2 Fixed Fee Propane $ 1.6 $ (0.2) $ 0.1 $ 0.7 $ 2.2 Margin Total NGLs $ 7.4 $ 5.4 $ 0.3 $ 20.0 $ 33.1 Transportation Land $ 5.1 $ 5.1 $ 6.6 $ 6.7 $ 23.5 Marine $ 2.7 $ 3.6 $ 3.4 $ 3.6 $ 13.3 Total Transportation $ 7.8 $ 8.7 $ 10.0 $ 10.3 $ 36.8 Fixed Fee Sulfur Services Fertilizer $ 3.2 $ 5.7 $ 4.6 $ 2.0 $ 15.5 Margin Sulfur Prilling $ 1.4 $ 1.7 $ 0.8 $ 0.8 $ 4.7 Fixed Fee Molten Sulfur $ 2.1 $ 1.2 $ 1.5 $ 1.5 $ 6.3 Fixed Fee Total Sulfur Services $ 6.7 $ 8.6 $ 6.9 $ 4.3 $ 26.5 Adjusted EBITDA from continuing operations $ 34.8 $ 35.0 $ 29.1 $ 46.2 $ 145.1 Unallocated SG&A $ (4.0) $ (4.3) $ (4.0) $ (4.0) $ (16.3) Total Adjusted EBITDA $ 30.8 $ 30.7 $ 25.1 $ 42.2 $ 128.8 6

2019E Total Capital Expenditures (1) (2) (3) $ millions (1) Excludes $20MM initial investment in the Hondo Asphalt Terminal in 2017 (2) For 2018, One Time M-CapEx Items include an environmental project at the Smackover Refinery (MBBR* - $3.3MM) and five-year regulatory dry docking for Marine Transportation assets (Drydocking - $4.2MM), and excludes $16.5MM of Expansion CapEx related to WTLPG (sold 7/31/2018). (3) For 2019, One Time M-CapEx Items include a ten year inspection fee for Storage assets (Ammonia tank cleaning - $2.0MM), excludes purchase of Martin Transport, Inc. for $135MM, and includes ~$1.0MM of M-CapEx items related to the sale of the Natural Gas Storage Assets (sold June 28, 2019). 7